Exhibit 10.2



     RESOLUTION  OF THE BOARD OF  DIRECTORS  OF GSE  SYSTEMS,  INC. BY UNANIMOUS
                       WRITTEN CONSENT IN LIEU OF A MEETING

The undersigned, constituting all of the Board of Directors (the "Board") of GSE Systems, Inc., a corporation duly incorporated under the laws of the State of Delaware (the "Company"), taking action without a meeting pursuant to Section 141(f) of the Delaware General Corporation Law and Section 3.8 of the Company's Bylaws, hereby waive all required notices and consent in writing to the adoption of the following resolutions, effective August 30, 2002:

WHEREAS, the Company previously entered into executive employment agreements with Messrs. Feldman, Pedersen, Greenberg and Moore (hereinafter the "Executive Employment Agreement(s)"); and

WHEREAS, these Executive Employment Agreements provided for payments to Messrs. Feldman and Pedersen of $120,000 annually, and to Messrs. Greenberg and Moore of $60,000 annually; and

WHEREAS, these Executive Employment Agreements have a termination date of December 31, 2002, unless terminated earlier by the executive employee or the Company (through its Board); and

WHEREAS, Messrs. Pedersen and Moore resigned as executive employees on January 25, 2002; and

WHEREAS, in March 2002, the independent directors, by the affirmative votes of a majority of such independent directors, approved the establishment of Executive Director I status for Mr. Pedersen at the annual rate of $120,000 for a term through the earlier of (i) December 31, 2005, or (ii) his death, resignation or removal from the board in accordance with applicable law; and

WHEREAS, in March 2002, the independent directors, by the affirmative votes of a majority of such independent directors, also approved the establishment of Executive Director II status for Mr. Moore at the annual rate of $60,000 for the same term; and

WHEREAS, at the Board meeting on August 21, 2002, Mr. Feldman, after a discussion of the material facts surrounding the background of this matter, requested that his status and Mr. Greenberg's status be converted from executive employees to Executive Director I and Executive Director II status, respectively (hereinafter the "Status Conversion"); and

WHEREAS, the full Board, including the independent directors, agreed to this Status Conversion based on the stipulation that the term for all Executive Directors I and Executive Directors II expire on December 31, 2002 (hereinafter the "Term Expiration"); and


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WHEREAS, as further consideration for the Status Conversion, Messrs. Pedersen and Moore agreed to the Term Expiration, which reduces the term of their Executive Director I and Executive Director II status from December 31, 2005 to December 31, 2002; and

WHEREAS, upon the Board's execution of these resolutions, Messrs. Feldman and Greenberg hereby exercise their rights to terminate their status as executive employees pursuant to their Executive Employment Agreement without any further action; and

WHEREAS, Messrs. Feldman and Greenberg will receive the annualized payments of $120,000 and $60,000 as Executive Director I and Executive Director II, respectively, until the Term Expiration; and

WHEREAS, notwithstanding the Status Conversion or the Term Expiration, the Company will continue to honor the terms of the Option for Messrs. Feldman, Pedersen, Greenberg and Moore previously granted under their Executive Employment Agreements; and

WHEREAS, neither the Status Conversion nor the Term Expiration will effect the status of Messrs. Feldman, Pedersen, Greenberg and Moore as directors of the Company or their assignment to any committees thereof; and

WHEREAS, the full Board, including the independent directors, has determined that it is fair to the Company to accept the resignation of Messrs. Feldman and Greenberg as executive employees, to accept the Status Conversion, and to accept the Term Expiration.

NOW THEREFORE, BE IT RESOLVED that the Board hereby agrees to accept the (i) resignation of Messrs. Feldman and Greenberg as executive employees, (ii) Status Conversion, and (iii) Term Expiration.

FURTHER RESOLVED, that the Board hereby directs the Company to take all necessary and appropriate actions to implement the foregoing resolution.

                                 WRITTEN CONSENT

The undersigned Directors, constituting all of the members of the Board of Directors of GSE Systems, Inc., hereby take the actions specified above by unanimous written consent in lieu of a meeting (hereinafter the "Written Consent"). This Written Consent may be executed in any number of counterparts, and such signatures may be by means of facsimile or other means of transmission.


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IN WITNESS WHEREOF, this Written Consent has been executed by the undersigned as of the date first above written.

DIRECTORS:


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Jerome I. Feldman


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George J. Pedersen


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Sheldon L. Glashow


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Scott N. Greenberg


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Joseph W. Lewis


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John A. Moore, Jr.


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Roger L. Hagengruber


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Jerry Jen